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MESSAGE FROM THE PRESIDENT:

Dear Shareholder:

The Institutional Investors Capital Appreciation Fund, Inc. produced a total return of 2.64% for the three months ended June 30, 2000. The Fund's total return for the six month and one-year periods ending June 30, 2000, was -3.33% and -2.32%, respectively. The three, five and ten year average annual returns for the year ending June 30, 2000 were 13.89%, 18.02%, and 13.44%, respectively. If a shareholder institution had invested $100,000 in the Fund at inception in 1953 and reinvested all capital gains and dividends in the Fund, the shareholder institution's investment would have grown to $24,254,694 by June 30, 2000.

The tremendous progress and prosperity the United States economy has produced over the last twenty years is the best ever, and it does not appear that the economy will stall anytime soon. Wealth creation and capital formation have also been superb. The Dow Jones Industrial Average, although off 8.48% for the first-half of 2000, has not encountered a down year since 1990. Such consistent performance, however, does produce downside risks. Increased speculation, heavy portfolio turnover, rising market volatility, and an inordinate concentration of investment capital in technology and technology-related stocks are all unfortunate consequences of consistently rising equity returns.

The bifurcation of the equity market has become so extreme that many of the popular indexes no longer give a fair picture of what is happening in the broader stock market. Last year, for example, the New York Stock Exchange Composite Index, the Standard and Poor's 500 Stock Index and the Nasdaq Composite Index, all registered positive results. Yet, the majority of issues in each index were down in price for the year. The 68 technology stocks in the S&P 500 index rose 131% while the remaining 432 equities in the index advanced less than 2%.

Most of the volatility and speculation centers on Nasdaq. Since its formation in 1971, the Nasdaq has registered 26 days in which it rose or declined 5%, or more. Thirteen of them occurred between January 1 and June 1 of this year. Even more mind boggling is the speed with which investors flip stocks. The average holding period in 1999 for the 100 largest Nasdaq capitalization issues was just 30 days.

The Institutional Investors Capital Appreciation Fund, Inc., in addition to concluding better values lie elsewhere, has elected not to overly concentrate in technology and technology-related issues for several fundamental reasons. Investor euphoria has lifted equity prices to such levels and the gap between market price and business value of many issues is so wide that the risk/reward ratio is not acceptable. Many of these companies have short life histories, limited pricing flexibility, and are vulnerable to technological obsolescence. Consequently, confidence in future sales and profit forecast is weak. It will take time before market competition determines this sector's true category killers and consistent earnings growers.

History reveals that over time stock prices reflect the true business fundamentals of a company and its ability to generate consistent and sustainable earnings growth. As seen in the market today, there is also no question that over shorter time periods, emotion, intuition and over-confidence can overshadow business fundamentals and determine market prices. The market has bestowed hefty price-earnings multiples on certain stocks and it has also created solid buying opportunities for the Institutional Investors Capital Appreciation Fund, Inc.

Since more and more investors remain fully invested at all times, many value stocks are not only out-of-favor they have become a source of funds to purchase technology and other popular stocks. Our Fund has capitalized on this situation by adding to current holdings, and opportunities have also developed to invest in new stocks at reasonable prices. Whenever attractive companies sell at a discount to their intrinsic value and can consistently grow earnings, profit opportunities exist. Given that several of our portfolio companies have concluded that an efficient deployment of capital is to repurchase shares of their own company stock only adds to our conviction that the Institutional Investors Capital Appreciation Fund is well positioned to deliver increased shareholder value.
Sincerely,

[DOHERTY SIGNATURE]
Harry P. Doherty
President

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                                        1

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INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

The Capital Appreciation Fund's net asset value per share on June 30, 2000 was $179.61 versus $186.39 on December 31, 1999. Shareholders received distributions from dividend income totaling $0.5497 per share during the first six months of 2000. The Fund's total return for the six-month period ending June 30, 2000 was -3.33%. The six-month total return as of June 30, 2000 for the Lipper Large Capitalization Value Funds Average(1) was -1.65%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

During the 8 1/2-year period beginning December 31, 1991 and ending June 30, 2000, coinciding with the tenure of the current portfolio management team, the Capital Appreciation Fund has provided a cumulative total return of 239.34%. This compares favorably to the 8 1/2-year cumulative total return of 204.59% for the Lipper Growth & Income Funds Average (1992-1998) / Lipper Large Capitalization Value Funds Average (1999-2000).(2) The Fund's average annual total return for the 8 1/2-year period ending June 30, 2000 was 15.46% versus 14.00% for the Lipper Growth & Income / Large Capitalization Value Funds Averages.

Our portfolio companies continue to deliver consistent earnings growth averaging approximately 12%-14% annually. However, the performance of the Fund has not reflected this growth over the past 18 months. Investors have shunned the type of companies we own in favor of fast growing technology companies. The Capital Appreciation Fund's lack of significant representation in the technology sector is primarily driven by two factors. First, while growth rates appear high, we question their sustainability and second, the price you pay for that growth seems excessive, especially given the uncertainty of the business fundamentals.

Our preference is to invest in companies that demonstrate the ability to produce sustainable earnings and cash flow growth over the long-term, accumulating shares at reasonable prices. Over time, the stock market generally values underlying business fundamentals appropriately. However, during certain time periods, investor sentiment may cause these values to deviate from equilibrium. We believe that this is the case in today's market. While times such as these may adversely affect the Fund's relative performance in the short-term, we are able to purchase shares at favorable prices.

Over the past six months we added one new company to the Fund, namely Bristol-Myers Squibb. We also increased our position in a number of our existing portfolio holdings at prices that we believe were very attractive. In addition, we eliminated two companies from the Fund during the period, namely Hubbell due to fundamental concerns, and Walt Disney due to valuation.

Footnote 1: Lipper Analytical Services reorganized its fund classifications during 1999. The Growth & Income category, of which the Capital Appreciation Fund was a member, no longer exists. The Fund is now included in the Large Capitalization Value category.

Footnote 2: In the interest of continuity, we have added the 1999-June 2000 cumulative return for the Lipper Large Capitalization Value Funds Average to the 1992-1998 cumulative return for the Lipper Growth & Income Funds Average reported in 1998's annual report.

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                                        2

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                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.
                              PERFORMANCE SUMMARY
                                  (UNAUDITED)

                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDING JUNE 30, 2000(1)

                              YEAR      ONE       FIVE     TEN
                             TO DATE   YEAR       YEARS   YEARS
                             -------   ----       -----   -----
INSTITUTIONAL INVESTORS
  CAPITAL APPRECIATION
  FUND.....................   (3.33)%  (2.32)%    18.02%  13.44%
      Standard & Poor's 500
        Composite Stock
        Price Index (S&P
        500)...............   (0.43)    7.24      23.80   17.79
      Dow Jones Industrial
        Average (DJIA).....   (8.44)   (3.27)     20.32   16.59
      Lipper Large
        Capitalization
        Value Funds
        Average............   (1.65)   (0.93)     18.01   14.75

(1) Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the S&P 500, DJIA and Lipper Large Capitalization Value Funds Average are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

The foregoing information is a statement of the past performance of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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                                        3

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCKS--(96.6%):

                                                  MARKET
SHARES                                            VALUE
------                                            ------
          ADVERTISING-(3.8%)
100,000   Interpublic Group of Cos., Inc.....  $  4,300,000
          BEVERAGES--NON-ALCOHOLIC-(4.0%)
 80,000   Coca-Cola Co.......................     4,595,000
          CHEMICALS--SPECIALTY-(2.4%)
 90,000   International Flavors & Fragrances,
            Inc. ............................     2,716,875
          COMMERCIAL SERVICES-(3.9%)
120,000   Cintas Corp. ......................     4,402,500
          COMPUTER SOFTWARE & SERVICES-(8.2%)
100,000   Automatic Data Processing, Inc. ...     5,356,250
 50,000   Microsoft Corp.*...................     4,000,000
                                               ------------
                                                  9,356,250
          DISTRIBUTOR--CONSUMER
            PRODUCTS-(4.4%)
120,000   Sysco Corp. .......................     5,055,000
          ELECTRICAL EQUIPMENT-(5.3%)
100,000   Emerson Electric Co. ..............     6,037,500
          ELECTRONICS & SEMICONDUCTORS-(4.1%)
 35,000   Intel Corp. .......................     4,679,063
          FINANCIAL SERVICES-(7.0%)
 75,000   Fannie Mae.........................     3,914,063
100,000   Freddie Mac........................     4,050,000
                                               ------------
                                                  7,964,063
          FOOD PROCESSING-(3.5%)
 50,000   Wm. Wrigley Jr., Co. ..............     4,009,375
          FOODS-(2.3%)
 90,000   Campbell Soup Co. .................     2,621,250

                                                  MARKET
SHARES                                            VALUE
------                                            ------
          HEALTH CARE--DIVERSIFIED-(5.4%)
 60,000   Johnson & Johnson..................  $  6,112,500
          HEALTH CARE--DRUGS-(11.0%)
100,000   Abbott Laboratories................     4,456,250
 50,000   Bristol-Myers Squibb Co. ..........     2,912,500
 65,000   Merck & Co., Inc. .................     4,980,624
                                               ------------
                                                 12,349,374
          HOUSEHOLD PRODUCTS-(4.5%)
115,000   Clorox Co. ........................     5,153,438
          OFFICE EQUIPMENT & SUPPLIES-(3.9%)
110,000   Pitney Bowes, Inc. ................     4,400,000
          PERSONAL CARE-(3.1%)
100,000   Gillette Co. ......................     3,493,750
          PUBLISHING--NEWSPAPERS-(3.7%)
 70,000   Gannett Co., Inc. .................     4,186,875

          RESTAURANTS-(2.9%)
100,000   McDonald's Corp.*..................     3,293,750
          RETAIL--DRUG CHAINS-(2.8%)
100,000   Walgreen Co. ......................     3,218,750

          RETAIL--FOOD CHAINS-(2.9%)
100,000   Albertson's, Inc. .................     3,325,000
          RETAIL--GENERAL MERCHANDISE-(4.1%)
 80,000   Wal-Mart Stores, Inc. .............     4,610,000
          RETAIL--SPECIALTY STORES-(3.4%)
125,000   Gap, Inc. .........................     3,906,250
                                               ------------
          Total Common Stocks
            (Cost $76,029,139)...............   109,786,563

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
JUNE 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMERCIAL PAPER--(3.4%):

PRINCIPAL                                                      MARKET
 AMOUNT                                                        VALUE
---------                                                      ------
            FINANCIAL SERVICES-(3.4%)
$3,830,000  Household Finance Corp., 6.88%, 7/3/00......    $  3,830,000
                                                            ------------
            Total Commercial Paper
              (Cost $3,830,000).........................       3,830,000
                                                            ------------
            Total Investments
              (Cost $79,859,139)(a)............    100.0%   $113,616,563
            Other assets in excess of
              liabilities......................      0.0%         47,136
                                                 -------    ------------
            Total Net Assets...................    100.0%   $113,663,699
                                                 =======    ============

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................    $39,037,471
    Unrealized depreciation...................     (5,280,047)
                                                  -----------
    Net unrealized appreciation...............    $33,757,424
                                                  ===========

 *  Non-income producing security.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                JUNE 30, 2000
                                                                -------------
ASSETS:
Investment in securities, at value (Cost $79,859,139).......    $113,616,563
Cash........................................................             521
Dividends and interest receivable...........................          94,582
Prepaid expenses............................................          14,138
                                                                ------------
  Total assets..............................................     113,725,804
LIABILITIES:
Accrued expenses payable....................................          62,105
                                                                ------------
NET ASSETS, applicable to 632,823 shares of $1.00 par value
  stock, 2,000,000 shares authorized........................    $113,663,699
                                                                ============
NET ASSETS:
Capital paid in.............................................    $ 79,906,275
Net unrealized appreciation.................................      33,757,424
                                                                ------------
NET ASSETS..................................................    $113,663,699
                                                                ============
NET ASSET VALUE, offering and redemption price per share
  ($113,663,699/632,823 shares).............................    $     179.61
                                                                ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2000
                                                              ----------------
INVESTMENT INCOME:
  Dividends.................................................    $   713,098
  Interest..................................................        182,741
                                                                -----------
     Total investment income................................        895,839
EXPENSES:
  Investment advisory.......................................        394,409
  Administration............................................         54,146
  Directors'................................................         40,402
  Transfer agent............................................         11,977
  Legal.....................................................         21,779
  Printing..................................................          3,212
  Insurance.................................................         16,952
  Audit.....................................................          6,053
  Custodian.................................................         11,807
  Miscellaneous.............................................          2,011
                                                                -----------
     Total expenses.........................................        562,748
                                                                -----------
     Net investment income..................................        333,091
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain...........................................      5,462,377
Net change in unrealized appreciation/depreciation..........     (9,481,627)
                                                                -----------
Net realized and unrealized loss............................     (4,019,250)
                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(3,686,159)
                                                                ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                  JUNE 30,          DECEMBER 31,
                                                                    2000                1999
                                                              ----------------      ------------
                                                                (UNAUDITED)
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................    $    333,091        $    614,935
  Net realized gain on investments..........................       5,462,377          11,408,542
  Net change in unrealized appreciation/depreciation on
     investments............................................      (9,481,627)         (4,761,342)
                                                                ------------        ------------
Net increase (decrease) in net assets resulting from
  operations................................................      (3,686,159)          7,262,135
Distributions to shareholders:
  From net investment income................................        (345,134)           (614,935)
  In excess of net investment income........................              --              (2,557)
  From net realized gains on investments....................              --         (11,408,542)
                                                                ------------        ------------
Total distributions to shareholders.........................        (345,134)        (12,026,034)
Net increase from capital share transactions (See Note 3)...       2,728,471             613,191
                                                                ------------        ------------
     Total decrease in net assets...........................      (1,302,822)         (4,150,708)
NET ASSETS:
  Beginning of period.......................................     114,966,521         119,117,229
                                                                ------------        ------------
  End of period.............................................    $113,663,699        $114,966,521
                                                                ============        ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                      SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                          JUNE 30,          -------------------------------------------------------------
                                            2000              1999          1998         1997         1996         1995
                                      ----------------      --------      --------      -------      -------      -------
                                        (UNAUDITED)
NET ASSET VALUE, beginning of
  period.............................     $ 186.39          $ 195.75      $ 164.68      $135.64      $121.75      $112.12

INCOME FROM OPERATIONS:
  Net investment income..............         0.53              1.05          0.93         1.10         1.09         1.20
  Net realized and unrealized gain on
    investments......................        (6.76)            11.12         46.33        37.34        24.39        26.55
                                          --------          --------      --------      -------      -------      -------
      Total from investment
         operations..................        (6.23)            12.17         47.26        38.44        25.48        27.75
                                          --------          --------      --------      -------      -------      -------

DISTRIBUTIONS:
  From net investment income.........        (0.55)            (1.06)        (0.93)       (1.09)       (1.09)       (1.20)
  In excess of net investment
    income...........................           --                --         (0.01)          --           --        (0.03)
  From net realized gains on
    investments......................           --            (20.47)       (15.25)       (8.31)      (10.50)      (16.89)
                                          --------          --------      --------      -------      -------      -------
      Total distributions............        (0.55)           (21.53)       (16.19)       (9.40)      (11.59)      (18.12)
                                          --------          --------      --------      -------      -------      -------
NET ASSET VALUE, end of period.......     $ 179.61          $ 186.39      $ 195.75      $164.68      $135.64      $121.75
                                          ========          ========      ========      =======      =======      =======
Total return.........................        (3.33)%(2)         6.51%        28.85%       28.64%       20.82%       24.90%
Ratio of net expenses to average net
  assets.............................         1.04% (3)         1.00%         1.07%        1.16%        1.28%        1.39%
Ratio of net investment income to
  average net assets.................         0.62% (3)         0.52%         0.51%        0.71%        0.82%        0.94%
Ratio of expenses to average net
  assets (1).........................         1.04% (3)         1.00%         1.07%        1.16%        1.29%        1.43%
Portfolio turnover rate..............            9%               20%           22%          27%          48%          85%
NET ASSETS, end of period (000's)....     $113,664          $114,967      $119,117      $97,487      $70,149      $55,234

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(1) During certain periods, certain fees were voluntarily waived. If such voluntary fee waivers had not occurred, the ratio would have been as indicated.
(2) Not annualized.
(3) Annualized.
See Accompanying Notes to Financial Statements.

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INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000
(UNAUDITED)

The Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was incorporated under the laws of the State of New York on October 29, 1952. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income, if any, are declared and paid quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

E--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

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                                       10

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INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2000
(UNAUDITED)

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the six months period ended June 30, 2000.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

BISYS Fund Services Ohio, Inc. is a subsidiary of The BISYS Group, Inc., and serves the Fund as Administrator and Transfer Agent. As compensation for its administrative services, the Fund pays the Administrator a fee computed at an annual rate of 0.10% on the first $200,000,000 of the Fund's average daily net assets, 0.075% of the next $200,000,000, 0.05% of the next $200,000,000, and
0.03% of average daily net assets in excess of $600,000,000 (exclusive of out-of-pocket expenses). As compensation for its services as transfer agent, the Fund pays the Transfer Agent a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses).

NOTE 3--CAPITAL STOCK

At June 30, 2000, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 2000 and the year ended December 31, 1999, were as follows:

                                                               SHARES                    AMOUNT
                                                          -----------------    --------------------------
                                                           2000      1999         2000           1999
                                                          ------    -------    ----------    ------------
Shares sold.............................................  14,242     39,953    $2,418,950    $  7,927,605
Shares issued in reinvestment of dividends..............   1,776     61,102       309,521      11,141,362
                                                          ------    -------    ----------    ------------
                                                          16,018    101,055     2,728,471      19,068,967
Shares redeemed.........................................      --    (92,781)           --     (18,455,776)
                                                          ------    -------    ----------    ------------
Net increase............................................  16,018      8,274    $2,728,471    $    613,191
                                                          ======    =======    ==========    ============

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the six months ended June 30, 2000, were $13,411,432 and $9,482,277, respectively.

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                                       11

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INSTITUTIONAL INVESTORS
CAPITAL APPRECIATION FUND, INC.

OFFICERS

HARRY P. DOHERTY
  President

MICHAEL R. KALLET
  Vice President

EDWARD E. SAMMONS, JR.
  Vice President and
  Secretary

MARK F. TRAUTMAN
  Vice President

JOSEPH L. MANCINO
  Executive Vice President

RODGER D. SHAY
  Vice President and
  Assistant Secretary

JOHN J. MCCABE
  Vice President

STEVEN D. PIERCE
  Treasurer

ALAINA V. METZ
  Assistant Secretary

BOARD OF DIRECTORS

RALPH F. BROUTY
ROBERT P. CAPONE
TIMOTHY A. DEMPSEY
HARRY P. DOHERTY
JOSEPH R. FICALORA
CHRIS C. GAGAS
MICHAEL R. KALLET
STEPHEN J. KELLY
CLIFFORD E. KELSEY, JR.
ROBERT E. KERNAN, JR.
JOSEPH L. MANCINO
WILLIAM A. MCKENNA, JR.
CLIFFORD M. MILLER
VINCENT F. PALAGIANO
CHARLES M. SPROCK

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INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio 45202

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